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                                                                  EXHIBIT 10(b)


                       THIRD AMENDMENT TO CREDIT AGREEMENT

         THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Third Amendment") is made and entered into as of this 3rd day of March, 2000 by and among RARE HOSPITALITY INTERNATIONAL, INC., a corporation organized under the laws of Georgia (the "Borrower"), the Lenders who are or may become a party to the Credit Agreement referred to below, FIRST UNION NATIONAL, as Administrative Agent for the Lenders (the "Administrative Agent) and BANKBOSTON, N.A. and FLEET NATIONAL BANK, as Co-Agents (collectively, the "Co-Agents").

                              Statement of Purpose

         The Lenders agreed to extend certain extensions of credit to the Borrower pursuant to the Amended and Restated Credit Agreement dated as of August 26, 1998 by and among the Borrower, the Lenders, the Administrative Agent and the Co-Agents (as amended by the First Amendment to Credit Agreement dated as of December 31, 1998, the Second Amendment to Credit Agreement dated as of November 4, 1999 and as further amended or supplemented from time to time, the "Credit Agreement").

         The parties now desire to amend the Credit Agreement in certain respects, all on the terms and conditions set forth below.

         NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

         1. Effect of Amendments. Except as expressly amended hereby, the Credit Agreement and Loan Documents shall be and remain in full force and effect.

         2. Capitalized Terms. All capitalized undefined terms used in this Third Amendment shall have the meanings assigned thereto in the Credit Agreement.

         3. Modification of Credit Agreement. The Credit Agreement is hereby amended as follows:

         (a) Section 9.4 of the Credit Agreement is hereby amended by inserting the following sentence at the end thereof:

         "Notwithstanding anything to the contrary set forth herein, each of the amounts set forth in the chart above shall be reduced by an amount equal to the amount of cash and cash equivalents used by the Borrower in connection with stock repurchases and redemptions permitted pursuant to Section 10.7(d) below."

         (b) Section 10.7(d) of the Credit Agreement is hereby deleted in its entirety and the following Section 10.7(d) shall be substituted in lieu thereof:

                  "(d)     the Borrower may purchase, redeem, retire or
         otherwise acquire shares of its capital stock in an aggregate amount not to exceed $25,000,000 for the period from and including the date of the Second Amendment through and including the Revolving Credit Termination Date (plus, up to $10,000,000 of the Net Cash Proceeds received by the Borrower or any of its Subsidiaries prior to the Conversion Date from any sale of assets permitted pursuant to Section 10.6(f) above); and"

         4. Representations and Warranties/No Default. By its execution hereof, the Borrower hereby certifies that (giving effect to this Third Amendment) each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct in all material respects as of the date hereof as if fully set forth herein, except to the extent that such representations and warranties expressly relate to an earlier date (in which

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case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date), and that as of the date hereof no Default or Event of Default has occurred and is continuing.

         5. Expenses. The Borrower shall pay all reasonable out-of-pocket expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Third Amendment, including without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent.

         6. Governing Law. This Third Amendment shall be governed by and construed in accordance with the laws of the State of North Carolina.

         7. Counterparts. This Third Amendment may be executed in separate counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument.


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         IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed as of the date and year first above written.


[CORPORATE SEAL]            RARE HOSPITALITY INTERNATIONAL, INC.

                            By:
                                ------------------------------------
                            Name:
                                  ----------------------------------
                            Title:
                                  ----------------------------------

                            FIRST UNION NATIONAL BANK,
                            as Administrative Agent, Lender, Swingline Lender and Issuing Lender

                            By:
                               ----------------------------------------
                                  Name:
                                       --------------------------------
                                  Title:
                                        -------------------------------

                            BANKBOSTON, N.A., as Co-Agent and as Lender

                            By:
                               ----------------------------------------
                                  Name:
                                       --------------------------------
                                  Title:
                                        -------------------------------


                            FLEET NATIONAL BANK, as Co-Agent and as
                            Lender

                            By:
                               ----------------------------------------
                                  Name:
                                       --------------------------------
                                  Title:
                                        -------------------------------


                            SOUTHTRUST BANK, N.A., as Lender

                            By:
                               ----------------------------------------
                                  Name:
                                       --------------------------------
                                  Title:
                                        -------------------------------


                            THE FUJI BANK, LIMITED, as Lender

                            By:
                               ----------------------------------------
                                  Name:
                                       --------------------------------
                                  Title:
                                        -------------------------------

                            WACHOVIA BANK, N.A., as Lender

                            By:
                               ----------------------------------------
                                  Name:
                                       --------------------------------
                                  Title:
                                        -------------------------------